Chesapeake Investors, Inc.

ANNUAL REPORT 2002

Dear Shareholder:

The financial report, contained herein, shows results for the fiscal year ended September 30, 2002. Net investment income totalled $667,601 or $.18 per share compared to $731,944 or $.19 per share for the previous year. The net asset value increased to $4.24 per share from $4.17 per share as of September 30, 2001.

It is the Company’s intent to provide as high a level of income as possible, consistent with sound investment policies. The market is constantly monitored to achieve the objectives of a high level of income and the preservation of net asset value.

Sincerely,

Albert W. Turner,	Warren W. Pearce, Jr.,
Chairman of the Board	President

November 20, 2002

INDEPENDENT AUDITORS’ REPORT

To the Shareholders and Board of Directors of
Chesapeake Investors, Inc.

We have audited the accompanying statement of assets and liabilities of Chesapeake Investors, Inc., including the schedule of investments in securities, as of September 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chesapeake Investors, Inc. as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

ARGY, WILTSE & ROBINSON, P.C.

McLean, Virginia
November 20, 2002

CHESAPEAKE INVESTORS, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002

ASSETS:
Investments in Long-Term Securities, at Fair Value
(Amortized Cost $ 14,317,776)	$15,677,827
Investments in Short-Term Securities (at cost which approximates market)	168,861
Accrued Interest Receivable	229,940

Total Assets	16,076,628

LIABILITIES:
Accounts Payable and Accrued Expenses	18,494

Total Liabilities	18,494

NET ASSETS:
Net Assets (Equivalent to $4.24 per share based on 3,783,960 shares of capital stock outstanding)	$16,058,134

See Notes to Financial Statements

CHESAPEAKE INVESTORS, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES
SEPTEMBER 30, 2002

	Rating*	Face Amount	Amortized Cost	Fair Value
Investments in Long-Term Securities:
Alabama:
Birmingham, Alabama, Refunding UT GO Bond 5.0%, due 4/1/19	AA	$420,000	$420,000	$448,270

Arizona:
Salt River Project, Arizona—Series C Revenue 5.5%, due 1/1/28	AA	70,000	68,838	70,218
Maricopa County Arizona School District 5.5%, due 7/1/05	AAA	650,000	655,676	713,550

Total Arizona		720,000	724,514	783,768

Arkansas:
Jefferson County, Arkansas Single Family Mortgage 7.25%, due 12/1/10	Aaa	325,000	304,035	374,540
Little Rock, Arkansas Single Family Mortgage, 7.3%:
due 9/1/03	AAA	35,000	34,831	36,879
due 9/1/04	AAA	35,000	34,660	38,845
due 9/1/05	AAA	40,000	39,430	46,310
due 9/1/06	AAA	35,000	34,354	41,872
due 9/1/07	AAA	45,000	43,993	55,039
due 9/1/08	AAA	50,000	48,698	62,394
due 9/1/09	AAA	50,000	48,527	63,507
due 9/1/10	AAA	30,000	29,019	38,705
due 9/1/11	AAA	5,000	5,000	6,560

Total Arkansas		650,000	622,547	764,651

CHESAPEAKE INVESTORS, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)
SEPTEMBER 30, 2002

	Rating*	Face Amount	Amortized Cost	Fair Value
Florida:
City of Gainesville, Florida, Utility System Revenue, 9.125%, due 10/1/05	AAA	500,000	500,000	546,260

Georgia:
Municipal Electric Authority 6%, due 1/1/05	AAA	700,000	710,846	764,525

Hawaii:
Hawaii State UTGO Bond 6%, due 12/1/12	AAA	500,000	558,155	606,415

Illinois
Chicago, Illinois School Finance Authority 5%, due 6/1/09	AAA	650,000	630,723	688,290

Louisiana:
Shreveport, Louisiana, Single Family Mortgage, 6.75%, due 9/1/10	Aaa	330,000	303,002	384,226

Massachusetts:
Massachusetts Bay Transit Authority 5.75%, due 7/1/15	AAA	500,000	514,690	577,655

CHESAPEAKE INVESTORS, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)
SEPTEMBER 30, 2002

	Rating*	Face Amount	Amortized Cost	Fair Value
Michigan:
Lanse Creuse Michigan Public Schools 4.5%, due 5/1/16	AAA	405,000	405,400	421,828
Michigan Municipal Bond Authority 5.375%, due 10/1/15	AAA	400,000	436,865	456,848

Total Michigan		805,000	842,265	878,676

Minnesota:
Southern Minnesota Municipal Power Agency, Serial A 5.7%, due 1/1/05	A+	650,000	655,254	669,767

New Hampshire:
New Hampshire Municipal Bond Series B 4. 4%, due 8/15/16	AAA	500,000	498,758	515,940

New Jersey:
New Jersey State Ref-Ser F 5.25%, due 8/1/14	AA	750,000	759,189	839,665
New Jersey State Transportation Trust 6%, due 12/15/16	AAA	700,000	757,171	830,870

Total New Jersey		1,450,000	1,516,360	1,670,535

New York:
New York State Local Revenue 5.375%, due 4/1/16	A+	200,000	190,375	207,102

CHESAPEAKE INVESTORS, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)
SEPTEMBER 30, 2002

	Rating*	Face Amount	Amortized Cost	Fair Value
New York State: (Continued)
New York State Local Revenue 5.125%, due 4/1/10	AAA	400,000	395,179	436,016

Total New York		600,000	585,554	643,118

Pennsylvania:
Allegheny County, Pennsylvania Hospital Development Authority 6.0%, due 11/1/23	AAA	700,000	677,408	716,212
Pennsylvania Intergovernmental Coop Authority Special Tax Revenue 7%, due 6/15/04	AAA	500,000	504,467	546,860
Pennsylvania State Higher Education Facilities Authority Revenue 6%, due 1/15/22	A+	500,000	494,515	528,995

Total Pennsylvania		1,700,000	1,676,390	1,792,067

Tennessee:
Tennessee Housing Development Agency Home Ownership 5.375%, due 1/1/18	AA	500,000	500,000	522,810

Texas:
Cypress-Fairbanks, Texas Independent School District 5.5%, due 2/15/10	AAA	700,000	700,000	709,276
Texas Water Development Board Revenue 5.5%, due 7/15/10	AAA	750,000	751,563	814,590

Total Texas		1,450,000	1,451,563	1,523,866

CHESAPEAKE INVESTORS, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)
SEPTEMBER 30, 2002

	Rating*	Face Amount	Amortized Cost	Fair Value
Utah:
Salt Lake City, Uta Hospital Revenue 8.125%, due 5/15/15	AAA	700,000	707,188	952,090

Washington:
Washington State Public Power 5.125%, due 7/1/17	AAA	400,000	393,269	421,008

West Virginia:
West Virginia School Building Capital Improvement Bond 4.5%, due 7/1/15	AAA	500,000	506,698	523,890

Total Investments in Long-Term Securities		$14,225,000	$14,317,776	$15,677,827

* Ratings - Standard & Poor’s or Moody’s Unaudited

	Face Amount	Cost
Investments in Short-Term Securities:
State Street Global Advisor Tax Free Money Market Fund, 0.65%	$168,861	$168,861

Total Investments in Short-Term Securities	$168,861	$168,861

See Notes to Financial Statements

CHESAPEAKE INVESTORS, INC.
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2002

INVESTMENT INCOME:
Interest Income	$786,182

EXPENSES:
Investment Advisory Fee	53,963
Custodian Fees	8,970
Transfer Agent and Dividend Disbursing Agent Fees	12,156
Legal and Auditing Services	16,224
Administrative Services	18,000
Compensation of Directors not Members of the Investment Adviser’s Organization	3,000
Printing Costs	4,771
Miscellaneous	1,497

Total Expenses	118,581

Net Investment Income	667,601

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Realized Gain On Investments
Transactions (Excluding Short-Term Securities):
Proceeds from Sales	3,181,675
Cost of Investments Sold	3,152,526

Net Realized Gain on Investments	29,149

Unrealized Gain on Investments:
Unrealized Appreciation of Investments at Beginning of Year	1,063,660
Unrealized Appreciation of Investments at End of Year	1,360,051

Net Unrealized Gain on Investments	296,391

Net Realized and Unrealized Gain on Investments	325,540

Net Increase in Net Assets Resulting from Operations	$993,141

See Notes to Financial Statements

CHESAPEAKE INVESTORS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED SEPTEMBER 30, 2002 AND 2001

	2002	2001
INCREASE IN NET ASSETS:
Operations:
Net Investment Income	$667,601	$731,944
Net Realized Gain (Loss) on Investments	29,149	(5,606)
Net Unrealized Gain on Investments	296,391	449,342

Net Increase in Net Assets Resulting from Operations	993,141	1,175,680
Dividends to Shareholders from:
Net Investment Income	(718,942)	(731,527)
Net Realized Gain on Investments	—	(25,254)

Total Increase in Net Assets	274,199	418,899
NET ASSETS:
Beginning of Year	15,783,935	15,365,036

End of Year (Including Undistributed Net Investment Income of $756,570 and $807,911, respectively, and undistributed net realized gains of $23,543 for the year ended September 30, 2002)	$16,058,134	$15,783,935

See Notes to Financial Statements

CHESAPEAKE INVESTORS, INC.
NOTES TO FINANCIAL STATEMENTS

(1) - SIGNIFICANT ACCOUNTING POLICIES

Chesapeake Investors, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and invests solely in municipal obligations. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Security Valuation - Securities are valued at the mean between the latest bid and asked prices. Any securities for which market quotations are not readily available are appraised at fair value as determined in good faith under methods or procedures authorized by the Board of Directors.

B. Federal Income Taxes - The Company intends to comply with the provisions of the Internal Revenue Code available to investment companies and to distribute to shareholders annually all of its net investment income. Accordingly, no provision for Federal income tax is necessary. The Company, based on provisions of the Internal Revenue Code, expects to distribute income from capital gains to its shareholders. Accordingly, such gains will be taxable to the shareholders. The character of dividends from net investment income or net realized gains on investments may differ from their ultimate characterization for Federal income tax purposes due to accounting principles generally accepted in the United States of America and tax differences in the character of income and expense recognition.

C. Other - The Company follows industry practice and records security transactions on the trade date. Interest income is recorded on the accrual basis. Bond premiums and discounts are amortized to income ratably over the total number of months from date of purchase to date of maturity of the bonds. Certain securities have optional or mandatory tender features which give them a shorter effective maturity date.

(2) - CAPITAL STOCK

At September 30, 2002, there were 6,000,000 shares of $.50 par value capital stock authorized. Shares issued and outstanding at September 30, 2002 totalled 3,783,960.

(3) - PURCHASES AND SALES OF SECURITIES

Sales and maturities of securities during fiscal year 2002, other than short-term securities, aggregated $3,181,675.

Purchases of long-term securities during fiscal year 2002 aggregated $3,133,450.

For Federal income tax purposes, the identified cost of investments owned, excluding short-term securities, at September 30, 2002, was $14,110,284. Gross unrealized gains totalled $1,567,543 for Federal income tax purposes at September 30, 2002.

(4) - INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES

Federated Investment Counseling, Inc. is the investment adviser to the Company. The advisory contract provides for an annual fee equal to .35 of 1% of the weighted average managed assets of the Company. The investment advisory fee for fiscal year 2002 totalled $53,963.

For fiscal year 2002, fees of $18,000 for administrative services were paid to Carrollton Enterprises Management Company, LLC. The Chairman of the Board is the owner of that firm.

(5) - DIVIDENDS

During fiscal year 2002, the Company distributed dividends of $718,942 to its shareholders. On October 1, 2002, the Company declared a $.04 per share dividend, aggregating $151,356, payable October 28, 2002, to shareholders of record October 14, 2002. Of this amount $48,439 ($.0128 per share) represented a long-term capital gain for federal income tax purposes.

CHESAPEAKE INVESTORS, INC.
SUPPLEMENTARY INFORMATION
FINANCIAL HIGHLIGHTS

	YEARS ENDED SEPTEMBER 30,
	2002	2001	2000	1999	1998
PER SHARE DATA:*
Investment Income	$.21	$.22	$.23	$.23	$.24
Expenses	.03	.03	.03	.03	.03

Net Investment Income	.18	.19	.20	.20	.21
Dividends from:
Net Investment Income	(.19)	(.19)	(.20)	(.21)	(.21)
Net Realized Gain on Investments	—	(.01)	(.02)	—	—
Net Realized and Unreal- ized Gain (Loss) on Investments	.08	.12	—	(.20)	.07

Net Increase (Decrease) in Net Asset Value	.07	.11	(.02)	(.21)	.07
Net Asset Value:
Beginning of Year	4.17	4.06	4.08	4.29	4.22

End of Year	$4.24	$4.17	$4.06	$4.08	$4.29

RATIOS:
Ratio of Expenses to Average Net Assets	.75%	.73%	.73%	.79%	.72%
Ratio of Net Investment Income to Average Net Assets	4.23%	4.69%	4.96%	4.82%	4.90%

*Selected data for a share of capital stock outstanding throughout the year

DIRECTORS	INVESTMENT ADVISER

Albert W. Turner	Federated Investment
Herndon G. Kilby	Counseling, Inc.
Warren W. Pearce, Jr.	Pittsburgh, Pennsylvania
Edna L. Ryon
Harry F. Breitback
CUSTODIAN

State Street Bank and Trust Company
North Quincy, Massachusetts

TRANSFER AGENT
OFFICERS
Registrar and Transfer Company
Albert W. Turner,	Cranford, New Jersey
Chairman of the Board
Warren W. Pearce, Jr.,	INDEPENDENT AUDITORS
President
Herndon G. Kilby,	Argy, Wiltse & Robinson, P.C.
Secretary-Treasurer	McLean, Virginia

OFFICES

11785 Beltsville Drive
Calverton, Maryland